UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A
 (RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
 SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [   ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

FEG Directional Access Fund LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FEG Directional Access Fund LLC
201 E. Fifth Street, Suite 1600
Cincinnati, OH 45202

October [__], 2017

Dear FEG Investor,

On September 15, 2017, Fund Evaluation Group Employee Stock Ownership Trust (“FEG Trust”), a voting trust administered by Argent Trust Company as trustee, acquired Fund Evaluation Group 2017, Inc. (“Fund Evaluation Group”), the indirect parent company of FEG Investors, LLC (“FEG”) (the “transaction”). FEG is the investment manager of FEG Directional Access Fund LLC (the “Fund”). The transaction with FEG Trust will result in Fund Evaluation Group being owned by Fund Evaluation Group Employee Stock Ownership Plan (“FEG ESOP”), an employee stock ownership plan that is 100% owned by employees of Fund Evaluation Group and its subsidiaries.

There have been no changes to the Fund’s leadership or portfolio management teams or its business operations and processes as a result of the transaction, and no such changes are anticipated.

The transaction resulted in the assignment and termination of the then-existing investment management agreement of the Fund (the “Prior Management Agreement”). To avoid disruption of the Fund’s investment management program, the Board of Directors of the Fund (the “Board”) approved a proposed new investment management agreement (the “New Management Agreement”) on September 11, 2017. The Board also approved an interim management agreement (the “Interim Management Agreement”), which became effective upon consummation of the transaction. The Interim Management Agreement provides that, effective for up to 150 days following the date of the consummation of the transaction, and until approval of the New Management Agreement, FEG will continue to act as investment manager to the Fund on identical terms and with the identical fee structure as under the Prior Management Agreement.

The Fund is currently operating under a plan of liquidation and dissolution. It is expected that the liquidation and dissolution of the Fund will not be completed prior to the expiration of the Interim Management Agreement. Therefore, the Fund is soliciting approval from its members of the New Management Agreement. The Fund is also soliciting approval from its members for the officers of the Fund to file an application for deregistration as a registered investment company pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Deregistration”).

Attached to this communication, please find a proxy statement asking for your vote with respect to the New Management Agreement and the Deregistration. Please review the proxy statement as it contains important information. We would very much appreciate your time in completing the proxy, and would be happy to answer any questions or concerns you may have about your investments with us or the transaction.

We appreciate your business, your trust and the confidence you have placed in us. Please feel free to call us with any questions.

My very best,

J. Alan Lenahan
President
FEG Investors, LLC

FEG Directional Access Fund LLC

October [__], 2017

Dear Member:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF MEMBERS (the “Special Meeting”) of FEG Directional Access Fund LLC, (the “Fund”) will be held on November 28, 2017, at 12:30 p.m., Eastern Time, at 201 E. Fifth Street, Suite 1600, Cincinnati, OH 45202 to consider and vote on the proposal described below. The Special Meeting is being held to consider and vote on the following proposals (the “Proposals”):

Proposal 1: To approve the investment management agreement attached hereto as Appendix A between FEG Investors, LLC and FEG Directional Access Fund LLC.

Proposal 2: To approve the submission by the officers of the Fund of an application on Form N-8F for an order of deregistration as a registered investment company under Section 8(f) of the Investment Company Act of 1940, as amended, with the Securities and Exchange Commission.

Members of record of the Fund at the close of business on September 29, 2017 are entitled to notice of, and to vote on, the Proposals at the Special Meeting or any adjournment thereof.

The question and answer section that begins on the front cover of the enclosed Proxy Statement provides important information about the Proposals. The Proxy Statement itself provides greater detail about the Proposals and their effect on the Fund. The Fund’s Board of Directors recommends that you read the enclosed materials carefully and vote on each of the Proposals.

You may choose one of the following options to vote:

•	Mail: Complete and return the enclosed proxy/voting instruction card.

•	Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

	In person: Attend the Special Meeting on November 28, 2017.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote on the Proposal as soon as possible. Even if you plan to attend the Special Meeting in person, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Special Meeting, we may contact you for your vote. Thank you for your response and for your continued investment with the Fund.

Respectfully,

Ryan Wheeler
President and Secretary of
FEG Directional Access Fund LLC
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IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting FEG Directional Access Fund LLC (the “Fund”) that require a vote.

Questions & Answers

Q. Why am I receiving this Proxy Statement?

A. On September 15, 2017, Fund Evaluation Group Employee Stock Ownership Trust (“FEG Trust”), a voting trust administered by Argent Trust Company as trustee, acquired Fund Evaluation Group 2017, Inc. (“Fund Evaluation Group”), the indirect parent company of the Fund’s investment manager, FEG Investors, LLC (“FEG”) (the “transaction”). The transaction resulted in an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and therefore a termination of, the investment management agreement between FEG and the Fund. In order for the Fund to continue receiving uninterrupted investment management services, the Fund’s members will need to vote on the proposal described herein to approve a new investment management agreement on behalf of the Fund (Proposal 1”). Details of the transaction are provided below.

On September 15, 2017, FEG Trust, a newly formed voting trust administered by Argent Trust Company as trustee, acquired Fund Evaluation Group as part of a transaction whereby Fund Evaluation Group will become entirely owned by Fund Evaluation Group Employee Stock Ownership Plan (“FEG ESOP”). Fund Evaluation Group is the 100% owner of Fund Evaluation Group, LLC, which owns 100% of FEG. Pursuant to the terms of the transaction, FEG Trust acquired 100% of Fund Evaluation Group and assumed certain liabilities of Fund Evaluation Group. The transaction was consummated on September 15, 2017.

The transaction resulted in an “assignment” under the 1940 Act of the then-existing investment management agreement of the Fund (the “Prior Management Agreement”) that resulted in the termination of the Prior Management Agreement. To avoid disruption of the Fund’s investment management program, the Board of Directors of the Fund (the “Board”) approved a proposed new investment management agreement (the “New Management Agreement”) on September 11, 2017. The Board also approved an interim management agreement (the “Interim Management Agreement”), which became effective upon consummation of the transaction. The Interim Management Agreement provides that, effective for up to 150 days following the date of the consummation of the transaction, and until approval of the New Management Agreement, FEG will continue to act as investment manager to the Fund on identical terms and with the identical fee structure as under the Prior Management Agreement.

The Fund is currently operating under a plan of liquidation and dissolution. It is expected that the liquidation and dissolution of the Fund will not be completed prior to the expiration of the Interim Management Agreement. Therefore, the Master Fund is soliciting member approval of the New Management Agreement. To facilitate management of the Fund’s assets, including the liquidation and dissolution of the Fund, the Board seeks to obtain the approval from the Fund’s members of the New Management Agreement, as described in Proposal 1 below.

The Board previously approved the liquidation of the Fund, as was communicated to members on May 31, 2017. It is anticipated that the liquidation of the Fund’s assets and distribution of the proceeds of the liquidation to members will take some time. Management of the Fund has determined that the Fund is no longer required to be registered as an investment company pursuant to the 1940 Act. The Fund is seeking authority to deregister as an investment company registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act. Management believes it will be in the best interest of members of the Fund for the Fund to no longer be so registered. Deregistration under the 1940 Act is expected to result in a substantial reduction in the regulatory burden to which the Fund is currently subject, which is expected to result in decreased administrative costs. Deregistration will also remove the protections of the 1940 Act for members of the Fund. Members are being asked to vote on the proposal described herein to direct the officers of the Fund to file an application with the SEC on Form N-8F for an order of deregistration as a registered investment company under Section 8(f) the 1940 Act (“Proposal 2”).

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Q. What will happen if the Fund’s members do not approve Proposal 1?

A. The Interim Management Agreement will remain in effect (unless sooner terminated) until the Fund’s members either approve or disapprove of the New Management Agreement or 150 days following the date of the consummation of the transaction, whichever is sooner. If Proposal 1 is not approved, the Board may consider the re-solicitation of proxies/voting instructions and may consider alternatives to Proposal 1 as it deems appropriate and in the best interests of the Fund.

Q. How will the New Management Agreement affect the Fund?

A. The Fund and its investment objective and policies will not change as a result of the New Management Agreement. The value of your investment will not change. The costs associated with holding units of the Fund will remain the same. The New Management Agreement contains identical terms and conditions as the Prior Management Agreement. The New Management Agreement is discussed in more detail in the enclosed Proxy Statement.

Q. Will the investment management fee paid by the Fund be the same upon approval of the New Management Agreement?

A. Yes, the investment management fee will not change. The investment management fee rate applicable to the Fund under the New Management Agreement will be the same as the investment management fee rate applicable to the Fund under the Prior Management Agreement.

Effective July 1, 2017, FEG ceased charging a management fee to the Fund. FEG has continued to not charge a management fee to the Fund under the Interim Management Agreement and will not charge a management fee to the Fund under the New Management Agreement.

Q. What happens if the Fund’s members do not approve Proposal 2?

A. If the Fund’s members do not approve Proposal 2, the Fund will continue to operate as an investment company and will be subject to filing and other related requirements under the 1940 Act. Operation as a registered investment company under the 1940 Act will result in additional costs to members related to filings and ongoing reporting obligations that the 1940 Act imposes on registered investment companies and that will continue throughout the period until the Fund’s holdings are liquidated and the proceeds are distributed to the Fund’s members.

Q. How does the Board recommend that I vote?

A. The Board has determined that the Proposals would be in the best interests of members of the Fund and unanimously recommends that you vote FOR the Proposals. The reasons for the Board’s recommendation are discussed in more detail in the enclosed Proxy Statement.

Q. Will the Fund pay for the proxy/voting instruction solicitation and related legal costs?

A. FEG will bear the proxy/voting instruction solicitation and related costs, which are anticipated to be equal to approximately $[______].

Q. When and where will the Special Meeting be held?

A. The Special Meeting will be held at 201 E. Fifth Street, Suite 1600, Cincinnati, OH 45202 on November 28, 2017, at 12:30 p.m. Eastern Time.

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Q. Do I have to attend the Special Meeting in order to vote?

A. No. You may mail in the enclosed proxy/voting instruction card or use the telephone or internet procedures for voting, as set forth below.

Q. How can I vote?

A. You may choose from one of the following options, as described in more detail on the enclosed proxy/voting instruction card:

•	Mail: Complete and return the enclosed proxy/voting instruction card.

•	Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•	In person: Attend the Special Meeting on November 28, 2017.

Q. Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A. Please contact [  ] at [  ].

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FEG DIRECTIONAL ACCESS FUND LLC
201 E. FIFTH STREET, SUITE 1600
CINCINNATI, OH 45202

PROXY STATEMENT

Special Meeting of Members to be Held on November 28, 2017

This Proxy Statement is solicited by the Board of Directors of FEG Directional Access Fund LLC (the “Board” of the “Fund”) for voting at a special meeting (the “Meeting”) of members of the Fund (“Members”) to be held on November 28, 2017, at 12:30 p.m., Eastern Time, at 201 E. Fifth Street, Suite 1600, Cincinnati, OH 45202. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company and organized as a Delaware limited liability company. As used in this Proxy Statement, units of limited liability company interest of the Fund are referred to as “Units.”

This Proxy Statement and the enclosed proxy/voting instruction card are expected to be distributed to Members on or about October [__], 2017. The solicitation of proxies/voting instructions will occur principally by mail, but proxies/voting instructions may also be solicited by telephone, facsimile, Internet or personal interview. A copy of the Proxy Statement is available at [  ].

The Meeting is being held to consider and vote on the proposals described below (the “Proposals,” each a “Proposal”):

Proposal 1: To approve the investment management agreement attached hereto as Appendix A between FEG Investors, LLC and FEG Directional Access Fund LLC.

Proposal 2: To approve the submission by the officers of the Fund of an application on Form N-8F for an order of deregistration as a registered investment company under Section 8(f) of the Investment Company Act of 1940, as amended, with the Securities and Exchange Commission (“SEC”).

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof may also be considered.

The Fund is currently operating pursuant to a plan of liquidation and dissolution. In connection with the pending liquidation, the Fund has discontinued accepting orders for the purchase of Units and has ceased making tender offers for the repurchase of Units. The Fund intends to make distributions, approximately quarterly, to Members of its available cash resulting from the liquidation of the Fund’s portfolio securities. As of July 1, 2017, the Fund’s investment manager, FEG Investors, LLC (“FEG”) ceased charging a management fee to the Fund.

Although the Fund is in the process of closing and liquidating, it is expected that this process will not be completed prior to the expiration of the term of the Interim Management Agreement currently in effect. As such, the Fund is requesting your vote with respect to the Proposal so that FEG can continue to administer the liquidation and dissolution of the Fund.

A proxy/voting instruction card is enclosed with respect to the Units you own in the Fund. If you return a properly executed proxy/voting instruction card, the investment represented by it will be voted at the Meeting in accordance with the included instructions.

The Board previously approved the liquidation of the Fund, as was communicated to Members on May 31, 2017. It is anticipated that the liquidation of the Fund’s assets and distribution of the proceeds of the liquidation to Members will take some time. Management of the Fund has determined that the Fund is no longer required to be registered as an investment company pursuant to the 1940 Act. The Fund is seeking authority to deregister as an investment company registered with the SEC under the 1940 Act. Management believes it will be in the best interest of Members of the Fund for the Fund to no longer be so registered, and that the deregistration is expected to result in a substantial reduction in the regulatory burden to which the Fund is currently subject, which is expected to result in decreased administrative costs. Deregistration will also remove the protections of the 1940 Act for Members of the Fund. Members are being asked to vote on the proposal described herein to direct the officers of the Fund to file an application for an order of deregistration as a registered investment company under Section 8(f) of the 1940 Act with the SEC on Form N-8F.

Members are entitled to a number of votes equivalent to the Member’s “Membership Percentage” as of a record date, September 29, 2017 (the “Record Date”). “Membership Percentage” means the percentage of Units owned by each Member of the total Units of the Fund. FEG will determine as of the record date the number of votes that each Member will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Member and the number of votes that each Member will be entitled to cast at the Meeting, or at any adjournment or postponement thereof. If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy/voting instruction card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy/voting instruction card. As of the Record Date, there were [  ] Units outstanding and entitled to be voted at the Meeting.

Any Member giving a proxy/voting instruction card may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy/voting instruction card, or by attending the Meeting and voting in person.

The presence in person or by proxy/voting instruction card of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date constitutes a quorum. Votes cast by proxy/voting instruction card or in person at the Meeting will be counted by persons appointed by the Fund as inspectors of election for the Meeting. The inspectors will count the total number of votes cast “FOR” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Units of the Fund represented by proxy/voting instruction cards that reflect abstentions and “broker non-votes” (i.e., units held by brokers or nominees (i) as to which instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) who do not have the discretionary voting power on a particular matter) will be counted as units that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to a Proposal, abstentions and broker non-votes have the effect of a negative vote.

If sufficient votes in favor of any Proposal set forth in this Proxy Statement are not received by the time scheduled for the Meeting, or if a quorum is not present or represented at the Meeting, the persons named as proxies may propose postponements or adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxy/voting instruction cards with respect to that Proposal. In addition, the persons named as proxies may propose one or more postponements or adjournments if they determine such action to be advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy/voting instruction card at the session of the Meeting to be adjourned. In the event of an adjournment, no additional notice is required. With respect to the Proposal, the persons named as proxies will vote in favor of adjournment those proxy/voting instruction cards at the Meeting that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxy/voting instruction cards required to be voted against the Proposal. FEG pays the costs of any additional solicitation and of any adjourned session. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned with respect to any other Proposal.

The approval of the New Management Agreement requires the affirmative vote (measured by capital account balances) of “a majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act, to mean the vote (i) of 67 percent or more of the interests present at the Special Meeting, if the holders of more than 50 percent of the interests of the Fund outstanding as of the Record Date are present or represented by proxy/voting instruction card, or (ii) of more than 50 percent of the interests of the outstanding as of the Record Date, whichever is less. The approval of the Deregistration requires the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members of the Fund who are present in person or by proxy at the Special Meeting.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by FEG. It is anticipated that FEG will bear proxy solicitation and related costs equal to approximately $[ ]. In addition to the solicitation by mail, certain officers and representatives of the Fund, officers and employees of FEG and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies/voting instructions by telephone, facsimile, letter or other electronic means.

For a free copy of the Fund’s annual report for the fiscal year ended March 31, 2017 or the Fund’s semi-annual report for the six months ended September 30, 2016 call 1-888-268-0333 or write to the Fund, FEG Directional Access Fund LLC, 201 E. Fifth Street, Suite 1600, Cincinnati, OH, 45202.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF MEMBERS TO BE HELD ON NOVEMBER 28, 2017: The Proxy Statement for the Special Meeting is available at [  ].

General information about the Fund

The Fund is a Delaware limited liability company organized February 3, 2010 that is registered under the 1940 Act. The Fund is a closed-end, non-diversified management investment company.

The Fund is currently operating pursuant to a plan of liquidation and dissolution. In connection with the pending liquidation, the Fund has discontinued accepting orders for the purchase of Units and has ceased making tender offers for the repurchase of Units. The Fund intends to make distributions, approximately quarterly, to Members of its available cash resulting from the liquidation of the Fund’s portfolio securities. As of July 1, 2017, FEG ceased charging a management fee to the Fund.

Background regarding the Proposals

On September 15, 2017, Fund Evaluation Group Employee Stock Ownership Trust (“FEG Trust”), a voting trust administered by Argent Trust Company as trustee, acquired Fund Evaluation Group 2017, Inc. (“Fund Evaluation Group”), the indirect parent company of the Fund’s investment manager, FEG (the “transaction”). The transaction with FEG Trust will result in Fund Evaluation Group being owned by Fund Evaluation Group Employee Stock Ownership Plan (“FEG ESOP”), an employee stock ownership plan that is 100% owned by employees of Fund Evaluation Group and its subsidiaries. Fund Evaluation Group is the 100% owner of Fund Evaluation Group, LLC, which owns 100% of FEG. Pursuant to the terms of the transaction, FEG Trust acquired 100% of Fund Evaluation Group and assumed certain liabilities of Fund Evaluation Group. The transaction was consummated on September 15, 2017.

The transaction resulted in an “assignment” under the 1940 Act of the then-existing investment management agreement of the Fund (the “Prior Management Agreement”) that resulted in the termination of the Prior Management Agreement. To avoid disruption of the Fund’s investment management program, the Board approved a proposed new investment management agreement (the “New Management Agreement”) on September 11, 2017. The Board also approved an interim management agreement (the “Interim Management Agreement”), which became effective upon the consummation of the transaction on September 15, 2017.

Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment management agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Management Agreement:

(i) the compensation under the interim contract may be no greater than under the previous contract;

(ii) the fund's board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

(iii) the fund's board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv) the interim contract provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the adviser;

(v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund's board; and

(vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

The Interim Management Agreement will remain in effect (unless sooner terminated) until Members either approve or disapprove of the New Management Agreement or 150 days following the date of the consummation of the transaction, whichever is sooner.

As of July 1, 2017, FEG ceased charging management fees to the Fund. As such, no management fees will be charged to the Fund, and the escrow provisions described in this paragraph are not expected to take effect. The Interim Management Agreement provides that management fees earned by FEG while the Interim Management Agreement is in effect will be held in escrow. Fees that are held in escrow, if any, including any interest earned, will be paid to FEG if Members approve the New Management Agreement within 150 days of the date of the Interim Management Agreement. If Members do not approve the New Management Agreement within 150 days of the date of the Interim Management Agreement, then FEG will be paid the lesser of: (i) any costs incurred in performing the Interim Management Agreement, plus any interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

In connection with the plan of liquidation and dissolution, management of the Fund has determined that the Fund is no longer required to be registered as an investment company pursuant to the 1940 Act. Management of the Fund believes it will be in the best interest of Members of the Fund for the Fund to no longer be so registered. Members are being asked to vote on the proposal described herein to file an application on Form N-8F for an order of deregistration as a registered investment company under Section 8(f) of the 1940 Act.

To facilitate management of the Fund’s assets and the completion of the Fund’s liquidation and dissolution, the Board seeks to obtain the approval of Members of the New Management Agreement, as described in Proposal 1 and the Deregistration, as described in Proposal 2.

Each of these Proposals is discussed in greater detail below.

PROPOSAL 1

TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN
 FEG INVESTORS, LLC AND FEG DIRECTIONAL ACCESS FUND LLC

The Fund’s Board unanimously recommends that you vote FOR Proposal 1.

At the Special Meeting, Members will be asked to approve the New Management Agreement between FEG and the Fund. The New Management Agreement contains identical terms and conditions as the Prior Management Agreement between FEG and the Fund. The form of the New Management Agreement is attached hereto as Appendix A. The New Management Agreement would replace the Prior Management Agreement, which, pursuant to the 1940 Act, automatically terminated upon its assignment as part of the consummation of the transaction.

The Fund is seeking to obtain its Members’ approval of the New Management Agreement.

The Interim Management Agreement became effective upon the consummation of the transaction on September 15, 2017 and will remain in effect (unless sooner terminated) until Members either approve or disapprove of the New Management Agreement or 150 days following the date of the consummation of the transaction, whichever is sooner.

If Members do not approve the proposal to approve the New Management Agreement, the Board may re-solicit proxies, and may consider alternatives as it deems appropriate and in the best interests of the Fund and its Members.

FEG and the Prior Management Agreement

Up until the consummation of the transaction and the resulting assignment and termination of the Prior Management Agreement, FEG provided day-to-day investment management services to the Fund pursuant to the Prior Management Agreement. FEG is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). FEG’s principal business address is 201 E. Fifth St., Suite 1600, Cincinnati, Ohio 45202. Its telephone number is 1-888-268-0333. As of March 31, 2017, approximately $455 million of assets were under the management of FEG. FEG is majority-owned by Fund Evaluation Group, LLC, which is located at 201 E. Fifth Street, Cincinnati, OH 45202.

Under the Prior Management Agreement, FEG is entitled to receive a monthly investment management fee equal to 0.85% on an annualized basis of the Fund’s net asset value. As noted above, FEG ceased charging a management fee to the Fund as of July 1, 2017. FEG also serves as the investment manager of FEG Absolute Access Fund LLC (“FEG AAF”), which as of March 31, 2017 had net assets of $380.6 million. Pursuant to the investment management agreement between FEG and FEG AAF, FEG is entitled to receive a monthly management fee equal to 1/12 of 0.85% of FEG AAF’s month-end members’ capital balance, prior to reduction for the management fee then being calculated (a 0.85% annual rate).

The Prior Management Agreement, dated April 1, 2012 was last approved by the Fund’s initial member on April 1, 2012 and was approved by the Fund’s members by written consent in connection with Fund’s registration under the 1940 Act. The Prior Management Agreement was last approved by the Board at a meeting of the Board held on February 21, 2017. The Fund’s management fee for the fiscal year ended March 31, 2017 was $667,799.

FEG and the New Management Agreement

If the Proposal is approved, FEG will continue in its role in providing day-to-day investment management services to the Fund, including managing the liquidation and dissolution of the Fund.

The following table sets forth the name, position and principal occupation of each officer and each director of FEG as of the consummation of the transaction. Each individual’s address is 201 E. Fifth Street, Suite 1600, Cincinnati, OH, 45202.

Name	Principal Occupation with Adviser
Mary Thayer Bascom	Chief Financial Officer and Treasurer
Gregory Michael Dowling	Vice President
John Francis Labmeier	General Counsel
James Alan Lenahan	President
Gary Richard Price	Executive Vice President
Julie Trondle Thomas	Chief Compliance Officer
Ryan Scott Wheeler	Vice President and Secretary

Ryan Wheeler is President and Secretary of the Fund, Mary Bascom is Treasurer of the Fund, and Julie Thomas is Chief Compliance Officer of the Fund. There were no brokerage commissions paid by the Fund to affiliated brokers of FEG for the fiscal year ended March 31, 2017.

A copy of the New Management Agreement is attached hereto as Appendix A. The following description is only a summary. You should refer to Appendix A for the New Management Agreement, and the description set forth in this Proxy Statement of the New Management Agreement is qualified in its entirety by reference to Appendix A.

Advisory Services. Identical to the Prior Management Agreement, the New Management Agreement provides that FEG shall: (i) make investment decisions and provide a program of continuous investment management for the Fund; prepare, obtain, evaluate, and make available to the Fund research and statistical data in connection therewith; obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; engage in or supervise the selection, acquisition, retention, and sale of investments, securities, and/or cash; engage in or supervise the selection, acquisition, retention, and sale of unregistered pooled investment vehicles, and/or managed accounts (collectively, “Portfolio Funds”); the allocation of capital among a number of independent investment advisers (“Portfolio Managers”); select brokers or dealers to execute transactions; and all of the aforementioned shall be done in accordance with the Fund’s investment objective, policies, and limitations as stated in the Fund’s confidential private placement memorandum, as amended from time to time (the “Memorandum”); (ii) subject to the direction and control of the Board, assist the Fund as it may reasonably request in the conduct of the Fund’s business, including oral and written research, analysis, advice, statistical, and economic data, judgments regarding individual investments, general economic conditions and trends, and long-range investment policies; determine or recommend the securities, instruments, repurchase agreements, options, and other investments (including the Portfolio Funds), and techniques that the Fund will purchase, sell, enter into, use, or provide in an ongoing evaluation of the Fund’s portfolio; continuously manage and supervise the investment program of the Fund and the composition of its investment portfolio in a manner consistent with the investment objective, policies, and restrictions of the Fund, as set forth in its Memorandum and as may be adopted from time to time by the Board, and applicable laws and regulations; determine or recommend the extent to which the Fund’s portfolio shall be invested in securities, Portfolio Funds, and other assets, and what portion if any, should be held uninvested; and undertake to do anything incidental to the foregoing to facilitate the performance of its obligations hereunder; (iii) furnish to or place at the disposal of the Fund information, evaluations, analyses, and opinions formulated or obtained by FEG in the discharge of its duties as the Fund may, from time to time reasonably request, and maintain or cause to be maintained for the Fund all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, reports, and other information are not maintained or furnished by any custodian, transfer agent, administrator, sub-administrator, or other agent of the Fund; (iv) to furnish at FEG’s expense for the use of the Fund such office space, telephone, utilities, and facilities as the Fund may require for its reasonable needs and to furnish at FEG’s expense clerical services related to research, statistical, and investment work; (v) to render to the Fund management and administrative assistance in connection with the operation of the Fund that shall include (a) compliance with all reasonable requests of the Fund for information, including information required in connection with the Fund’s potential filings with the SEC, other federal and state regulatory organizations, and self-regulatory organizations, and (b) such other services as FEG shall from time to time determine to be necessary or useful to the administration of the Fund; (vi) to pay the reasonable salaries, fees, and expenses of the Fund (including the Fund’s officers and employees and the Fund’s share of payroll taxes) and any fees and expenses (including travel expenses) of the Fund’s Directors who are directors, officers, or employees of FEG or its affiliates; provided, however, that the Fund and not FEG, shall bear travel expenses of Directors and officers of the Fund who are directors, officers, or employees of FEG or of its affiliates to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof or advisers thereto. FEG shall bear all expenses arising out of its duties under each of the Prior Management Agreement and the New Management Agreement but shall not be responsible for any expenses of the Fund other than those specifically allocated to FEG in Prior Management Agreement and the New Management Agreement; (vii) to enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in acting as investment manager of the Fund; and (viii) to act for the Fund in all other matters relating to its investment management duties.

Brokerage. Both the Prior Management Agreement and the New Management Agreement provide that FEG will generally be responsible for the selection of brokers and that it may take into account the factors noted in the Memorandum.

Advisory Fees. The New Management Agreement contains a fee structure identical to that of the Prior Management Agreement, under which FEG is entitled to receive a management fee monthly in arrears equal to 1/12 of 0.85% of the Fund’s month-end net asset value, prior to reduction for the management fee then being calculated (a 0.85% annual rate). However, as of July 1, 2017, FEG ceased charging management fees to the Fund. It is expected that FEG will not charge management fees to the Fund for the remainder of the Fund’s existence, including under the New Management Agreement.

Duration and Termination. Like the Prior Management Agreement, the New Management Agreement provides that it will continue in effect for an initial two-year period and that it shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. Each of the Prior Management Agreement and the New Management Agreement may be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by FEG and will automatically terminate in the event of its assignment.

Limitation on Liability and Indemnification. Like the Prior Management Agreement, the New Management Agreement provides that the Fund shall indemnify FEG (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of FEG) and the executors, heirs, assigns, successors, or other legal representatives of FEG, and of any person who controls or is under common control, or otherwise affiliated, with FEG (and their executors, heirs, assigns, successors, or other legal representatives) (an “indemnitee”) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been the investment manager of the Fund or the past or present performance of services to the Fund by FEG, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

PROPOSAL 2

TO APPROVE THE SUBMISSION OF AN APPLICATION FOR AN ORDER OF DEREGISTRATION AS A REGISTERED INVESTMENT COMPANY UNDER SECTION 8(f) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM N-8F

The Fund’s Board unanimously recommends that you vote FOR Proposal 2.

At the Special Meeting, Members will be asked to approve a proposal to submit an application for an order of deregistration of the Fund under Section 8(f) of the Investment Company Act of 1940, as amended (the “1940 Act”) to the Securities and Exchange Commission (the “SEC”) on Form N-8F (the “Deregistration”). The Fund is currently held by under 100 Members, making it eligible to operate as a private fund that is not required to be registered with the SEC under the 1940 Act.

The Board previously approved the liquidation of the Fund, as was communicated to Members on May 31, 2017. It is anticipated that the liquidation of the Fund’s assets and distribution of the proceeds of the liquidation to Members will take some time. Management of the Fund has determined that the Fund is no longer required to be registered as an investment company pursuant to the 1940 Act. Management and the Board considered that deregistration is expected to result in a substantial reduction in the regulatory burden to which the Fund is currently subject, which is expected to result in decreased administrative costs. Upon deregistering under the 1940 Act, the Fund would cease to be subject to the regulations of the 1940 Act and, among other things, would no longer be required to file certain periodic reports with the SEC, which could result in increased operational flexibility to the Fund. The Fund is seeking authority to deregister as an investment company registered with the SEC under the 1940 Act. The Fund currently has less than 100 Members, and is thus eligible to apply to deregister as an investment company and operate pursuant to the exemption from registration that is available under Section 3(c)(1) of the 1940 Act (“Section 3(c)(1)”) to an issuer whose outstanding securities are beneficially owned by not more than one hundred persons and which is not making and does not presently propose to make a public of its security. Because the Fund is eligible for the Section 3(c)(1) exemption, the Board recommends that Members vote to authorize the Fund to submit the Deregistration to the SEC.

As a registered investment company, the Fund is subject to extensive regulation under the 1940 Act. The 1940 Act, among other things: (i) regulates the composition of the Board; (ii) regulates the capital structure of the Fund by limiting the issuance of senior equity and debt securities and limiting the issuance of stock options, rights and warrants; (iii) prohibits certain transactions between the Fund and affiliated persons, including Members and officers of the Fund or affiliated companies, unless such transactions are exempted by the SEC; (iv) regulates the form, content and frequency of financial reports to Members; (v) requires that the Fund file with the SEC periodic reports designed to disclose compliance with the 1940 Act and to present other financial information; (vi) prohibits the Fund from changing the nature of its business or fundamental investment policies without the prior approval of its Members; (vii) prohibits the pyramiding of investment companies and the cross ownership of securities; (viii) provides for the custody of securities and bonding of certain employees; (ix) prohibits voting trusts; (x) provides that no securities may be issued for services or property other than cash or securities except as a dividend or a distribution to security holders or in connection with a reorganization; (xi) regulates the manner in which repurchases of Units may be effected; (xii) regulates plans of reorganization; (xiii) provides for enforcement by the SEC of the 1940 Act through administrative proceedings and court actions; and (xiv) creates a right in private persons to bring injunctive and damage actions in federal courts to enforce compliance with the 1940 Act.

Upon the Deregistration, the Fund will no longer be subject to the foregoing regulations, all of which are designed to protect the interests of Members. The Fund is anticipated to liquidate and dissolve, during which period it would be exempted from registration as an investment company under Section 3(c)(1). As a result, Members would no longer be afforded the regulatory protections of the 1940 Act. If the Deregistration is approved by Members, officers of the Fund will prepare and submit an application for an order of deregistration as an investment company on the Fund’s behalf under Section 8(f) of the 1940 Act by making a filing with the SEC on Form N-8F. After reviewing the application, the SEC may require the Fund to supply additional information, which may result in one or more amendments to the application. The SEC can on its own motion or on the motion of any interested party order a public hearing on the application. There can be no assurance that the SEC will grant either Fund’s application, or with respect to the timing of the Deregistration order.

BOARD APPROVAL AND RECOMMENDATION OF THE NEW MANAGEMENT AGREEMENT

At a meeting of the Board of the Fund held on September 11, 2017, by a unanimous vote, the Board, including a majority of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), approved an interim investment management agreement between the Investment Manager and the Fund, as well as a new investment management agreement (subject to approval by the Fund’s shareholders) between the Investment Manager and the Fund (together, the “Advisory Agreements”).

In advance of the meeting, the Directors requested and received extensive materials from the Investment Manager to assist them in considering the approval of the Advisory Agreements. The materials provided by the Investment Manager contained information including detailed comparative information relating to the performance, advisory fees and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Board then met in executive session with the counsel to the Independent Directors for a full review of the materials. Following this session, the meeting reconvened and after further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.

Discussion of Factors Considered

The Board considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel providing such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs that may be incurred by the Investment Manager and its affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the estimated profitability to the Investment Manager and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Fund and the extent to which these would be passed on to the Fund; (6) other compensation or possible benefits to the Investment Manager and its affiliates from their advisory and other relationships with the Fund; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Investment Manager and other investment managers to similar clients and in comparison to industry fees for similar services; and (9) possible conflicts of interest that the Investment Manager may have with respect to the Fund.

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager to the Fund are appropriate and consistent with the terms of the Fund's Amended and Restated Limited Liability Company Operating Agreement, that the quality of those services are anticipated to be consistent with industry norms and that the Fund is likely to benefit from the Investment Manager’s management of the Fund's investment program.

The Board noted the Fund's performance against the HFRI Equity Hedge (Total) Index for the 1-, 3- and 5-year time periods.

The Board also concluded that the Investment Manager had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and have demonstrated their continuing ability to attract and retain qualified personnel.

The Board considered the anticipated costs of the services provided by the Investment Manager, and the compensation and benefits received by the Investment Manager in providing services to the Fund. The Board reviewed the financial statements of the Investment Manager. In addition, the Board considered any direct or indirect revenues which may be received by the Investment Manager and its affiliates. The Board concluded that the Investment Manager’s anticipated fees and profits to be derived from its relationship with the Fund in light of the Fund's expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment managers for managing comparable funds. The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the projected size of the Fund and the quality of services provided by the Investment Manager.

The Board considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund's assets grow.

The Board considered all factors and no one factor alone was deemed dispositive. After further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.

Conclusion

After receiving full disclosure of relevant information of the type described above, the Board of Directors of the Fund concluded that the compensation and other terms of the Advisory Agreements were in the best interests of the Fund’s Members.

Based on all of the foregoing, the Board unanimously recommends that you vote FOR the Proposals.

ADDITIONAL INFORMATION

Other Matters. No business other than the matters described above are expected to come before the Special Meeting, but should any other matter requiring a vote of Members arise, including any question as to adjournment of the Special Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its Members.

Principal Holders of the Fund. As of the Record Date, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the Fund’s Units.

Name and Address	Percentage of Fund Securities Owned
[ ]	[ ]%
[ ]	[ ]%
[ ]	[ ]%
[ ]	[ ]%

Security Ownership of Management. [As of the Record Date, the Fund’s directors and officers owned, in aggregate, less than 1% of the Fund.]

Custodian, Administrator and Distributor. UMB Bank, N.A., located at 1010 Grand Boulevard, Kansas City, MO 64106, serves as the primary custodian of the assets of the Fund. UMB Fund Services, Inc., located at 223 Wilmington West Chester Pike, Suite 303, Chadds Ford, PA 19317, provides administrative services to the Fund, including but not limited to the keeping of financial accounting books and member records. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the Fund’s distributor.

Member Proposals and Procedures for Member Communications with the Board. The Fund is not required to hold annual meetings of Members and currently does not intend to hold meetings unless Member action is required under the 1940 Act. Due to the limited number of Members in the Fund, the Board has not adopted formal procedures for Member communications with the Board. Any Member proposals for any future meetings of Members must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for such meeting.

Dated: October [__], 2017

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY/VOTING INSTRUCTION CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

FORM OF INVESTMENT MANAGEMENT AGREEMENT

FEG DIRECTIONAL ACCESS FUND LLC

INVESTMENT MANAGEMENT AGREEMENT, made as of _______, 2017 between FEG Directional Access Fund LLC, a Delaware limited liability company (the “Company”), and FEG Investors, LLC, a Delaware limited liability company (the “Investment Manager”).

WHEREAS, the Company is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Company Act”); and

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Company desires to retain the Investment Manager to render investment advisory services to the Company pursuant to the terms of this Investment Management Agreement (the “Agreement”) and the Investment Manager is willing to so render services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed by the parties as follows:

1. Appointment. The Company hereby appoints the Investment Manager to act as investment adviser and provide investment advisory services to the Company, subject to the supervision of the Company’s board of directors (the “Board” or “Directors”), for the period and on the terms and conditions set forth in this Agreement. The Investment Manager accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date for the compensation herein provided. The Investment Manager may hire (subject to the approval of the Company’s Board and, if the Company is registered as an “investment company” under the Company Act, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Company) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Company. The retention of a sub-adviser by the Investment Manager shall not relieve the Investment Manager of its responsibilities under this Agreement.

2. Responsibilities of the Investment Manager. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, subject to the supervision of the Company’s Board:

(i) to make investment decisions and provide a program of continuous investment management for the Company; prepare, obtain, evaluate, and make available to the Company research and statistical data in connection therewith; obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; engage in or supervise the selection, acquisition, retention, and sale of investments, securities, and/or cash; engage in or supervise the selection, acquisition, retention, and sale of unregistered pooled investment vehicles, and/or managed accounts (collectively, “Portfolio Funds”); the allocation of capital among a number of independent investment advisers (“Portfolio Managers”); select brokers or dealers to execute transactions; and all of the aforementioned shall be done in accordance with the Company’s investment objective, policies, and limitations as stated in the Company’s confidential private placement memorandum, as amended from time to time (the “Memorandum”);

(ii) subject to the direction and control of the Company’s Board, to assist the Company as it may reasonably request in the conduct of the Company’s business, including oral and written research, analysis, advice, statistical, and economic data, judgments regarding individual investments, general economic conditions and trends, and long-range investment policies; determine or recommend the securities, instruments, repurchase agreements, options, and other investments (including the Portfolio Funds), and techniques that the Company will purchase, sell, enter into, use, or provide in an ongoing evaluation of the Company’s portfolio; continuously manage and supervise the investment program of the Company and the composition of its investment portfolio in a manner consistent with the investment objective, policies, and restrictions of the Company, as set forth in its Memorandum and as may be adopted from time to time by the Board, and applicable laws and regulations; determine or recommend the extent to which the Company’s portfolio shall be invested in securities, Portfolio Funds, and other assets, and what portion if any, should be held uninvested; and undertake to do anything incidental to the foregoing to facilitate the performance of its obligations hereunder;

(iii) furnish to or place at the disposal of the Company information, evaluations, analyses, and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Company may, from time to time reasonably request, and maintain or cause to be maintained for the Company all books, records, reports, and any other information required under the Company Act, to the extent that such books, records, reports, and other information are not maintained or furnished by any custodian, transfer agent, administrator, sub-administrator, or other agent of the Company;

(iv) to furnish at the Investment Manager’s expense for the use of the Company such office space, telephone, utilities, and facilities as the Company may require for its reasonable needs and to furnish at the Investment Manager’s expense clerical services related to research, statistical, and investment work;

(v) to render to the Company management and administrative assistance in connection with the operation of the Company that shall include (i) compliance with all reasonable requests of the Company for information, including information required in connection with the Company’s potential filings with the SEC, other federal and state regulatory organizations, and self-regulatory organizations, and (ii) such other services as the Investment Manager shall from time to time determine to be necessary or useful to the administration of the Company;

(vi) to pay the reasonable salaries, fees, and expenses of the Company (including the Company’s officers and employees and the Company’s share of payroll taxes) and any fees and expenses (including travel expenses) of the Company’s Directors who are directors, officers, or employees of the Investment Manager or its affiliates; provided, however, that the Company and not the Investment Manager, shall bear travel expenses of Directors and officers of the Company who are directors, officers, or employees of the Investment Manager or of its affiliates to the extent that such expenses relate to attendance at meetings of the Company’s Board of Directors or any committees thereof or advisers thereto. The Investment Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Company other than those specifically allocated to the Investment Manager in this Agreement;

(vii) to enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in acting as Investment Manager of the Company; and

(viii) to act for the Company in all other matters relating to its investment management duties.

3. No Ownership of Intellectual Property by the Company or any Member. Neither the Company nor any member in the Company, in such member's capacity as a member (a “Member”), shall have, in the absence of a written agreement with the Investment Manager to the contrary, any title to or right to use the name “FEG,” or any derivative thereof or any trademark used in connection with the name “FEG,” which name shall be deemed, for all purposes, to be the exclusive intellectual property of Fund Evaluation Group, LLC, a member of the Investment Manager. In addition, neither the Company nor any Member (in such Member's capacity as a Member) shall have, in the absence of a written agreement with the Investment Manager to the contrary, any title to, interest in, or right to use any intellectual property owned by the Investment Manager nor shall such intellectual property become the property of the Company or any Member. Intellectual property owned by the Investment Manager or any of its affiliates does not belong to the Company, but rather is made available to the Company by the Investment Manager or its affiliates, which retains full ownership rights in such intellectual property. The Investment Manager covenants, however, that so long as it or any of its affiliates are acting as the investment manager of the Company, the Company shall have a royalty-free license to use the Investment Manager’s intellectual property (including the name FEG or any derivative thereof) solely in connection with the business activities of the Company, which license shall not be transferable or assignable under any circumstances.

4. Expenses.  The Company will bear all of its own expenses, including, but not limited to, the Management Fee, as defined below, payable to the Investment Manager; all expenses that the Board reasonably determines to be incurred in connection with the Company’s investment activities, including, but not limited to, due diligence costs, Portfolio Manager background checks, systems and travel costs (or a portion thereof); any taxes to which the Company is subject; the Portfolio Fund and Portfolio Manager fees and expenses; regulatory fees; and interest charges. In addition, except as described below, the Company will bear all of its own ordinary operating and administrative expenses, which include, but are not limited to, administration fees; amounts due to persons not affiliated with the Investment Manager for providing operating and administrative services, custody, legal, accounting, audit and tax services to the Company or to the Investment Manager with respect to the activities of the Company; registration and filing fees; and the cost of the ongoing offering of the limited liability company interests (the “Interests”). The Company will bear all of its extraordinary expenses, if any. The Investment Manager or an affiliate will bear the fees and expenses incurred in connection with the organization of the Company and the initial offering of the Interests. Any expenses incurred in connection with the Company’s registration under the Company Act, if so registered in the future, will be borne by the Investment Manager or an affiliate, provided, however, that the ongoing expenses incurred in connection with the Company’s status as a registered investment company, if and when so registered, such as the fees and expenses of directors not affiliated with the Investment Manager or its affiliates and the expenses incurred in connection with the preparation and filing of periodic and other regulatory filings, will be borne by the Company.

5. Regulatory Compliance. In performing its duties hereunder, the Investment Manager shall comply with (i) the Company Act and all rules and regulations thereunder during any time that the Company is registered under the Company Act, (ii) all other applicable federal and state laws and regulations, (iii) any applicable procedures adopted by the Company’s Board, and (iv) the provisions of the Company’s Memorandum.

6. Compensation. As compensation for the services performed and the facilities and personnel provided by the Investment Manager pursuant to this Agreement, the Company will pay the Investment Manager monthly in arrears a management fee (the “Management Fee”), equal to 1/12 of 0.85% of the Company’s month-end net asset value, prior to reduction for the Management Fee then being calculated (a 0.85% annual rate). If the Investment Manager shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated according to the proportion that such period bears to the full month and shall be payable within 30 days after the end of the relevant month or the date of termination of this Agreement, as applicable. The value of the net assets of the Company shall be determined pursuant to the applicable provisions of the limited liability company operating agreement (the “Operating Agreement”), valuation procedures, and the Memorandum, each as amended from time to time. If the determination of the net asset value of the Company has been suspended for a period including the end of any month when the Investment Manager’s compensation is payable pursuant to this paragraph, then the Investment Manager’s compensation payable with respect to such month shall be computed on the basis of the net asset value of the Company as last determined (whether during or prior to such month).

7. Selection of Brokers. It is expected that the Portfolio Managers will generally be responsible for the selection of brokers and that they may take into account the factors noted in the Memorandum.

8. Reports. The Investment Manager will regularly report to the Company’s Board on the investment program of the Company and the issuers and securities generally represented in the Company’s portfolio, including reports received from the Portfolio Funds and Portfolio Managers, and will furnish the Company’s Board such periodic and special reports as the Directors may reasonably request.

9. Other Activities; Management of Other Accounts; Allocation of Investment Opportunities.

(a) The Investment Manager, its Members, and their personnel are required to devote so much of their time to the activities of the Company as may be reasonably required to further the business affairs and activities of the Company. The Investment Manager, its Members, and their personnel are involved in other business ventures and may organize or become involved in other business ventures in the future. Neither the Company nor any Member will share in the risks or rewards of the Investment Manager, its members, and their personnel deriving from such other ventures. However, such other ventures will compete for the time and attention of such persons and might create other conflicts of interest. This Agreement does not require the Investment Manager, its members, and their personnel to devote any particular amount of time to the Company.

(b) Portfolio Managers trade for accounts other than the Company and may have an incentive to favor those accounts over the Company as they may have investments in those accounts or receive greater compensation for managing them than they do for managing the Company’s investment. Similarly, the Investment Manager’s members currently manage other accounts and may have an incentive to favor those accounts over the Company as it or its members may have investments in those accounts or receive greater compensation for managing them than they do for managing the Company.

(c) The Investment Manager or its members may operate now or organize in the future investment vehicles similar to the Company which may invest in similar or different investments. The Investment Manager and its members may have to allocate limited investment opportunities in Portfolio Managers among the Company and such other investment vehicles, based on a variety of factors including differences in the size of different investment vehicles (including the Company), differences in target strategy allocations and the timing of contributions and withdrawals. The ultimate decision as to allocations will be determined in the Investment Manager’s discretion.

10. Independent Contractor. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Company’s Board from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent.

11. Duty of Care. The Investment Manager (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager) shall not be liable to the Company or to any of its members for any loss or damage occasioned by any act or omission in the performance of the Investment Manager’s services under this Agreement, unless it shall be determined by final judicial decision in a court of competent jurisdiction on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Investment Manager constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Investment Manager or as otherwise required by law.

12. Indemnification.

(a) To the fullest extent permitted by law, the Company shall, subject to Section 12(b) hereof, indemnify the Investment Manager (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager) and the executors, heirs, assigns, successors, or other legal representatives of the Investment Manager, and of any person who controls or is under common control, or otherwise affiliated, with the Investment Manager (and their executors, heirs, assigns, successors, or other legal representatives) (an “indemnitee”) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been the Investment Manager of the Company or the past or present performance of services to the Company by the Investment Manager, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. The rights of indemnification provided under this Section 12 shall not be construed to constitute a waiver of any rights of the Company or any Member under federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith, or to provide for indemnification of an indemnitee to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 12 to the fullest extent permitted by law.

(b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 12(a) hereof; provided, however, that a majority of the Directors (excluding any Director who has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder if the Company is registered as an “investment company” under the Company Act) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 12 as to which he, she, or it may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(d) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 12 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any person.

13. Term of Agreement; Termination. This Agreement will remain in effect two years from its date of execution, and will continue in effect year to year thereafter; provided that (a) if the Company is registered as an “investment company” under the Company Act, the continuation of this Agreement shall be specifically approved at least annually by the affirmative vote of a majority of the members of the Company’s Board who are not parties to this Agreement or interested persons (as defined in the Company Act) of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Company pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (b) if the Company is not registered as an “investment company” under the Company Act, this Agreement shall continue in effect until terminated as provided in the following sentence. This Agreement may be terminated at any time without penalty, on 60 days’ written notice, by the Company’s Board, by vote of holders of a majority of the outstanding voting securities of the Company (but only if the Company is registered as an “investment company” under the Company Act), or by the Investment Manager. This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Investment Manager’s business or to a wholly owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Investment Manager’s business shall not be deemed to be an assignment for the purposes of this Agreement. Any notice to the Company or the Investment Manager shall be deemed given when received by the addressee.

14. Confidentiality. All investment advice furnished by the Investment Manager to the Company shall remain the property of the Investment Manager, shall be treated as confidential by the Company and shall not be used by the Company or disclosed to third parties except as required in connection with the operation of the Company or as required by law or by demand of any regulatory or self-regulatory agency.

15. Notice. All notices shall be in writing and shall be deemed to have been duly given if delivered personally or if mailed by registered mail, postage prepaid, to the following respective addresses until a different address is specified in writing by a party to the other party:

(a) if to the Company: FEG Directional Access Fund LLC, c/o FEG Investors, LLC, 201 East Fifth St., Suite 1600, Cincinnati, OH 45202, Attn: Chief Compliance Officer.

(b) if to the Investment Manager: FEG Investors, LLC, 201 East Fifth St., Suite 1600, Cincinnati, OH 45202, Attn: Chief Compliance Officer.

16. Survival of Obligations. Provisions of this Agreement that by their terms or by their context are to be performed in whole or in part after termination of this Agreement shall survive termination of this Agreement. Specifically, and without limiting the generality of the foregoing, the obligations set forth in Sections 3 ("No Ownership of Intellectual Property by the Company or any Member"), 11 ("Duty of Care"), 12 ("Indemnification"), 14 ("Confidentiality") and the obligation to settle accounts hereunder shall survive the termination of this Agreement.

17. Receipt of Form ADV. The Company hereby acknowledges receipt of the Investment Manager’s current Form ADV Part II at least 48 hours prior to entering into this Agreement.

18. Assignment. Subject to Section 13 hereof, this Agreement may not be transferred, assigned, sold, or in any manner hypothecated or pledged by either party hereto, except as permitted under applicable law.

19. Amendment. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board and, if the Company is registered as an “investment company” under the Company Act, by a majority of the independent Directors in accordance with the provisions of Section 15(c) of the Company Act and the rules and regulations adopted thereunder. If the Company is registered as an “investment company” under the Company Act and, if required by the Company Act, any material amendment shall also be required to be approved by such vote of the Members of the Company as is required by the Company Act and the rules thereunder. In advance of the Company registering as an “investment company” under the Company Act, the parties shall amend this agreement as may be necessary or appropriate in connection with such registration or to comply with the requirements of the Company Act, provided, however, that the parties shall not amend this Agreement in any manner that would require approval of the Members if the Company were registered under the Company Act without such approval.

20. Conflicts of Laws. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the Company Act (if the Company is registered as an “investment company” under the Company Act). As used herein, the terms “interested person,” “assignment,” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the Company Act.

21. Management of Subsidiaries. If the Company’s Board determines that it is in the best interests of the Company and its Members to carry on all or part of the business of the Company through one or more subsidiaries, the Board may cause the substantive terms of this Agreement to apply to the management of any such subsidiary or subsidiaries.

22. Company Obligations. This Agreement is made by the Company and executed on behalf of the Company by a director of the Company, and the obligations created hereby are not binding on any of the Board, officers, Members, employees, or agents, whether past, present, or future of the Company individually, but bind only the assets and property of the Company.

23. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be effected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

24. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

FEG DIRECTIONAL ACCESS FUND LLC

By:
Name:
Title:

FEG INVESTORS, LLC
By. Fund Evaluation Group, LLC, member

By:
Name:
Title:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF MEMBERS TO BE HELD ON NOVEMBER 28, 2017: The Proxy Statement for the Special Meeting is available at [  ].

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Mail	To vote by Telephone	To vote by Internet
1) Read the proxy statement 2) Check the appropriate box on the reverse side 3) Sign and date the proxy card 4) Return the proxy card in the envelope provided	1) Read the proxy statement and have this proxy card at hand 2) Call [ ] 3) Follow the recorded instructions	1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website [ ] 3) Follow the instructions provided on the website

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FEG DIRECTIONAL ACCESS FUND LLC

This proxy card is solicited on behalf of the Board of Directors of the Fund. The Board of Directors of the Fund unanimously recommends that you vote “FOR” the Proposals.

October [__], 2017

This Proxy is solicited on behalf of the Board of Directors of FEG Directional Access Fund LLC (the “Fund”) for the Special Meeting of Members (the “Meeting”) and related to the proposals with respect to the Fund. The undersigned hereby appoints Ryan Wheeler, Julie Thomas and Mary Bascom, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all units of limited liability company interests (“Units”) of the Fund which the undersigned is entitled to vote at the Meeting to be held at 12:30 p.m., Eastern Time, at 201 E. Fifth Street, Suite 1600, Cincinnati, OH 45202, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE UNITS REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

FEG DIRECTIONAL ACCESS FUND LLC.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the units are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [●]

THE PROPOSAL
		FOR	AGAINST	ABSTAIN

1.	To approve the investment management agreement attached hereto as Appendix A between FEG Investors, LLC and FEG Directional Access Fund LLC.	O	O	O

2.
To approve the submission by the officers of the Fund of an application on Form N-8F for an order of deregistration as a registered investment company under Section 8(f) of the Investment Company Act of 1940, as amended, with the Securities and Exchange Commission.
		O	O	O

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]